UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 2, 2023

PROJECT ENERGY REIMAGINED ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40972	98-1582574
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1285 Camino Real, Suite 200 Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

(260) 515-9113

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	PEGRU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PEGR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	PEGRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

General

As previously announced, on October 2, 2023 (the “Signing Date”), Project Energy Reimagined Acquisition Corp., an exempted company incorporated in the Cayman Islands with limited liability (“PERAC” or “SPAC”), Heramba Electric plc, an Irish public limited company duly incorporated under the laws of Ireland (“Holdco” or “Irish Holdco”), Heramba Merger Corp., an exempted company incorporated in the Cayman Islands with limited liability (“Merger Sub”), Heramba Limited, an Irish private company duly incorporated under the laws of Ireland (“Seller”), and Heramba GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) established under the laws of Germany (“Heramba” or the “Company”), entered into a definitive business combination agreement (the “Business Combination Agreement”), which provides for a proposed business combination through a series of related transactions (collectively, the “Business Combination”), as described in more detail below. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

Business Combination Agreement

Structure of the Business Combination

(a)	The Business Combination Agreement provides for, among other things, the following transactions:

i.	immediately prior to the SPAC Merger Effective Time, (1) each issued and outstanding SPAC Unit will be automatically separated into its component securities (the “Unit Separation”) and (2) the sole issued and outstanding SPAC Class B Ordinary Share will be automatically converted into one SPAC Class A Ordinary Share (the “Class B Conversion”);

ii.	at the SPAC Merger Effective Time, PERAC and Merger Sub will enter into a Plan of Merger, pursuant to which Merger Sub will merge with and into PERAC, with PERAC being the Surviving Company in such merger (the “SPAC Merger”) and becoming a direct, wholly owned subsidiary of Holdco;

iii.	at the SPAC Merger Effective Time, (a) each SPAC Class A Ordinary Share issued and outstanding immediately prior to the SPAC Merger Effective Time (which, for the avoidance of doubt, will include the SPAC Class A Ordinary Shares held as a result of the Unit Separation and the Class B Conversion) will be automatically cancelled in exchange for the right to be issued one Irish Holdco Ordinary Share (the “Merger Consideration”), (b) each SPAC Public Warrant will remain outstanding but will be automatically adjusted to become one Irish Holdco Public Warrant, (c) each SPAC Founders Warrant will remain outstanding but will be automatically adjusted to become one Irish Holdco Founders Warrant, (d) each Redeeming SPAC Share issued and outstanding immediately prior to the SPAC Merger Effective Time will be automatically cancelled and cease to exist and will thereafter represent only the right to be paid a pro rata portion of the Trust Account pursuant to PERAC’s amended and restated memorandum and articles of association, as amended (the “Articles”), (e) each Dissenting SPAC Share issued and outstanding immediately prior to the SPAC Merger Effective Time held by a Dissenting SPAC Shareholder will be automatically cancelled and cease to exist and will thereafter represent only the right to be paid the fair value of such Dissenting SPAC Share and such other rights as are granted by the Cayman Islands Companies Act, and (f) each ordinary share of Merger Sub issued and outstanding at the SPAC Merger Effective Time will be automatically cancelled in consideration for the issuance of 1,000 ordinary shares of the Surviving Company; and

iv.	immediately following the SPAC Merger Effective Time, pursuant to a transfer agreement to be entered into by and between Seller and Holdco (the “Share Contribution Agreement”), Seller will transfer as a contribution to Holdco, and Holdco will assume from Seller, the shares in Heramba, all of which are held by Seller (the “Contributed Shares”), in exchange for the issuance by Holdco of 36,700,000 Irish Holdco Ordinary Shares (the “Share Consideration”) to Seller (the transfer of the Contributed Shares, the “Contribution”).

(b)	Concurrently with the execution of the Business Combination Agreement, PERAC, Heramba and Smilodon Capital, LLC, a Delaware limited liability company (the “Sponsor”), entered into a sponsor support agreement (the “Sponsor Support Agreement”), pursuant to which the Sponsor agreed, among other things, to vote all of its SPAC Ordinary Shares in favor of the Business Combination, as further described below.

(c)	Prior to the SPAC Merger Effective Time, Holdco, PERAC and Continental Stock Transfer & Trust Company, as warrant agent, will enter into an amended and restated warrant agreement pursuant to which PERAC will assign to Holdco all of its rights, interests and obligations in and under the existing warrant agreement governing the SPAC Warrants (the “SPAC Warrant Agreement”) and the terms and conditions of the SPAC Warrant Agreement will be amended and restated to, among other things, reflect the conversion of the SPAC Public Warrants to Irish Holdco Public Warrants and SPAC Founders Warrants to Irish Holdco Founders Warrants, as described above.

(d)	In connection with the Closing, (i) Holdco and certain shareholders of Holdco upon the closing of the Business Combination (the “Closing”) will enter into a registration rights agreement (the “Registration Rights Agreement”) and (ii) Holdco and certain shareholders of Holdco upon the Closing will enter into a lock-up agreement (the “Lock-Up Agreement”), in each case as further described below.

(e)	Following the Closing and subject to listing approval by The Nasdaq Stock Market LLC (“Nasdaq”), the Irish Holdco Ordinary Shares and the Irish Holdco Public Warrants will be listed on Nasdaq.

Consideration

At the SPAC Merger Effective Time, each SPAC Class A Ordinary Share issued and outstanding immediately prior to the SPAC Merger Effective Time will be automatically cancelled in exchange for the right to be issued one Irish Holdco Ordinary Share, constituting the Merger Consideration.

Immediately following the SPAC Merger Effective Time, pursuant to the Contribution, Seller will transfer to Holdco the Contributed Shares in exchange for the issuance by Holdco of 36,700,000 Irish Holdco Ordinary Shares to Seller, constituting the Share Consideration.

Registration Statement and Shareholder Meeting

As promptly as reasonably practicable after the execution of the Business Combination Agreement, PERAC and Heramba will prepare, and Holdco will file with the U.S. Securities and Exchange Commission (the “SEC”), a registration statement on Form F-4 (as amended or supplemented from time to time, the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of certain securities to be issued by Holdco pursuant to the Business Combination, which will include (i) a prospectus relating to the offer of such Holdco securities and (ii) a proxy statement to be distributed to PERAC’s shareholders in connection with the solicitation of proxies for the vote at the SPAC Shareholders’ Meeting to be held to approve the Business Combination and other matters as described in the Registration Statement, and in connection with the approval thereof, to provide PERAC’s public shareholders with the opportunity to redeem their SPAC Class A Ordinary Shares in accordance with the redemption rights set forth in the Articles.

Representations, Warranties and Covenants

The Business Combination Agreement contains customary representations and warranties of the parties thereto relating to, among other things, their ability to enter into the Business Combination Agreement, their outstanding capitalization, approvals and permits, financial statements, absence of changes or events, absence of litigation, employee matters, compliance with laws, taxes, real property, intellectual property and material contracts. The Business Combination Agreement also contains certain customary covenants by each of the parties during the period between the execution of the Business Combination Agreement and the earlier of the Closing or the termination of the Business Combination Agreement in accordance with its terms, including, among other things, (i) certain limitations on the operation of their respective businesses; (ii) timely filing of PERAC’s public filings; (iii) the parties’ efforts to satisfy conditions to consummation of the Business Combination, including by obtaining necessary approvals; (iv) prohibitions on the parties soliciting alternative transactions; (v) the parties preparing, and Holdco filing, the Registration Statement with the SEC, and PERAC taking all actions necessary to obtain the requisite approval of PERAC’s shareholders to vote in favor of certain matters, including the approval of the Business Combination Agreement and the SPAC Merger; (vi) tax matters; and (vii) the protection of, and access to, confidential information.

The parties also agreed to take all reasonably necessary action so that, immediately after the SPAC Merger Effective Time, the board of directors of Holdco will consist of seven directors, which will include the Chief Executive Officer of Heramba, three directors designated solely by the Sponsor and three directors who qualify as “independent directors” pursuant to Nasdaq requirements designated solely by Heramba. The Business Combination Agreement further provides that the officers of Holdco after the SPAC Merger Effective Time will be designated in writing by Heramba and PERAC after the date of the Business Combination Agreement.

Survival

The representations and warranties of the parties contained in the Business Combination Agreement terminate as of, and do not survive, the Closing, and there are no indemnification rights for another party’s breach. The covenants and agreements of the parties contained in the Business Combination Agreement do not survive the Closing, except those covenants and agreements to be performed in whole or in part after the Closing, which covenants and agreements will survive until fully performed.

Conditions to Closing

Mutual Conditions

The obligations of Seller, Heramba, PERAC, Holdco and Merger Sub to consummate the Transactions are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of the following conditions:

(a)	The Transaction Proposals will have been approved and adopted by the requisite affirmative vote of PERAC’s shareholders in accordance with the Registration Statement, applicable Law, the Articles and the rules and regulations of Nasdaq;

(b)	The approvals, clearances and consents of Governmental Authorities pursuant to certain Antitrust Laws will have been obtained;

(c)	No Governmental Authority will have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) which is in effect and has the effect of making the Transactions illegal or otherwise prohibiting, enjoining or preventing consummation of the Transactions;

(d)	The Irish Holdco Ordinary Shares will have been accepted for listing on Nasdaq (subject to the Closing occurring), or another national securities exchange mutually agreed to by the parties in writing, as of the date of the Closing (the “Closing Date”);

(e)	Holdco will have entered into a composition agreement with the Revenue Commissioners of Ireland and a Special Eligibility Agreement for Securities with the Depository Trust Company in respect of the Irish Holdco Ordinary Shares and Irish Holdco Public Warrants, both of which will then be in full force and effect and are enforceable in accordance with their terms;

(f)	The Registration Statement will have been declared effective under the Securities Act, no stop order suspending the effectiveness of the Registration Statement will be in effect and no proceedings for purposes of suspending the effectiveness of the Registration Statement will have been initiated or be threatened in writing by the SEC;

(g)	Each of PERAC and Heramba will have received evidence reasonably satisfactory to such party that Holdco qualifies as a foreign private issuer pursuant to Rule 3b-4 of the Securities Exchange Act of 1934, as amended, as of the Closing and Holdco will not have received any written objection to such determination; and

(h)	The Kiepe Acquisition will have been consummated in accordance with the terms of the SPA.

PERAC, Holdco and Merger Sub Conditions

The obligations of PERAC, Holdco and Merger Sub to consummate the Business Combination are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of the following additional conditions:

(a)	Representations and Warranties

i.	The representations and warranties of Seller contained in the Business Combination Agreement relating to (x) the organization and qualification, authority relative to the Business Combination Agreement and capitalization of Seller will be true and correct (without giving effect to any limitation as to “materiality” or “material adverse effect” or any similar limitation set forth therein) in all material respects as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty will be true and correct in all material respects as of such earlier date) and (y) the other provisions of Article III of the Business Combination Agreement will be true and correct in all material respects (except for those representations and warranties that are qualified by “materiality” or similar qualifiers, which will be true and correct in all respects) as of the Signing Date and the Closing Date as though made on and as of such date (except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty will be true and correct as of such specified date); and

ii.	The representations and warranties of Heramba contained in the Business Combination Agreement relating to (x) the organization and qualification, authority relative to the Business Combination Agreement, no conflict and brokers of Heramba will be true and correct (without giving effect to any limitation as to “materiality” or “material adverse effect” or any similar limitation set forth therein) in all material respects as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty will be true and correct in all material respects as of such earlier date), (y) capitalization of Heramba will be true and correct in all respects (except for de minimis inaccuracies) as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty will be true and correct in all respects (except for de minimis inaccuracies) as of such earlier date) and (z) the other provisions of Article IV of the Business Combination Agreement will be true and correct in all respects (without giving effect to any limitation as to “materiality” or “material adverse effect” or any similar limitation set forth therein) as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty will be true and correct as of such specified date), except where the failure of such representations and warranties to be true and correct, taken as a whole, does not cause a Company Material Adverse Effect;

(b)	Seller and Heramba will have performed or complied in all material respects with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by it on or prior to the Closing;

(c)	Seller and Heramba will have delivered certain certificates as required pursuant to the Business Combination Agreement;

(d)	No Company Material Adverse Effect will have occurred since the Signing Date; and

(e)	All parties to the Registration Rights Agreement and Lock-Up Agreement (other than Holdco and the holders of equity securities of PERAC prior to the Closing contemplated to be party thereto) will have delivered, or cause to be delivered, to PERAC a copy of the Registration Rights Agreement and the Lock-Up Agreement, each duly executed by all such parties.

Seller and Heramba Conditions

The obligations of Seller and Heramba to consummate the Business Combination are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of the following additional conditions:

(a)	The representations and warranties of PERAC contained in the Business Combination Agreement relating to (x) corporate organization, authority relative to the Business Combination Agreement, no conflict and brokers will be true and correct (without giving effect to any limitation as to “materiality” or “material adverse effect” or any similar limitation set forth therein) in all material respects as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty will be true and correct in all material respects as of such earlier date), (y) capitalization of PERAC will be true and correct in all respects (except for de minimis inaccuracies) as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty will be true and correct in all respects (except for de minimis inaccuracies) as of such earlier date) and (z) the other provisions of Article V of the Business Combination Agreement will be true and correct in all respects (without giving effect to any limitation as to “materiality” or “material adverse effect” or any similar limitation set forth therein) as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation or warranty is made as of an earlier date, in which case such representation and warranty will be true and correct as of such specified date), except where the failure of such representations and warranties to be true and correct, taken as a whole, does not cause a SPAC Material Adverse Effect;

(b)	PERAC, Holdco and Merger Sub will have performed or complied in all material respects with all other agreements and covenants required by the Business Combination Agreement to be performed or complied with by it on or prior to the Closing;

(c)	PERAC will have delivered certain certificates as required pursuant to the Business Combination Agreement;

(d)	The officers of PERAC and the members of the PERAC board of directors will have executed written resignations effective as of the SPAC Merger Effective Time, as applicable; and

(e)	Holdco and the holders of equity securities of PERAC prior to the Closing contemplated to be party thereto will have delivered to Heramba a copy of the Registration Rights Agreement and Lock-Up Agreement, each duly executed by such parties.

Closing

In accordance with the terms and conditions of the Business Combination Agreement, on the Closing Date, the parties will exchange closing deliverables and cause the consummation of the following transactions in the following order:

(a)	PERAC will pay or cause to be paid the SPAC Shareholder Redemption Amount and will deduct from its Trust Account an amount equal to a reasonable estimate of the amounts to be paid for any Dissenting SPAC Shareholder;

(b)	The sole shareholder of Holdco will adopt resolutions regarding the Irish Holdco Articles of Association, including any capital increase required for the issuance of Irish Holdco Ordinary Shares as Share Consideration and as Merger Consideration and such other corporate governance matters of Irish Holdco as the parties may mutually agree;

(c)	The Plan of Merger, and all other ancillary documents required in connection with the SPAC Merger, will be prepared and executed in accordance with the relevant provisions of the Cayman Islands Companies Act and filed with the Registrar; and

(d)	Seller will transfer to Holdco, and Holdco will accept from Seller, the Contributed Shares by means of signing the Share Contribution Agreement in front of the Notary Public (which signing will take place at least two Business Days prior to Closing and will be effective upon receipt of the Share Consideration on the Closing Date), a copy of which will be delivered to each of Holdco and Seller and Holdco will deliver to Seller the Share Consideration.

Termination

The Business Combination Agreement may be terminated and the Business Combination may be abandoned at any time prior to the Closing:

(a)	by mutual written consent of PERAC and Heramba;

(b)	by either PERAC or Heramba if:

a.	the Closing has not occurred prior to September 30, 2024, subject to exceptions and conditions as described in the Business Combination Agreement;

b.	any Governmental Authority will have enacted, issued, promulgated, enforced or entered any Law that has become final and non-appealable and has the effect of making consummation of the Business Combination illegal or otherwise permanently preventing, enjoining or prohibiting consummation of the Business Combination;

c.	any of the Transaction Proposals fail to receive the requisite vote for approval at the SPAC Shareholders’ Meeting; or

d.	the Kiepe Acquisition is terminated for any reason prior to consummation of the transactions contemplated thereby;

(c)	by PERAC if there is a Terminating Company Breach, subject to exceptions and conditions as described in the Business Combination Agreement; or

(d)	by Heramba if there is a Terminating SPAC Breach, subject to exceptions and conditions as described in the Business Combination Agreement.

If the Business Combination Agreement is terminated, it will become void and of no effect, without liability on the part of any party, except as set forth in Article X of the Business Combination Agreement or in the case of termination subsequent to a willful and material breach of the Business Combination Agreement by a party or in the case of fraud.

Trust Account Waiver

Each of Seller and Heramba agreed that it would not have, and has irrevocably waived, any claim of any kind in or to any monies in PERAC’s Trust Account held for its public shareholders.

Governing Law and Jurisdiction

The Business Combination Agreement is governed by Delaware law. The parties are subject to the exclusive jurisdiction of the courts of the State of Delaware or, if jurisdiction is vested exclusively in the United States federal courts, the United States District Court for the District of Delaware.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein. PERAC’s shareholders and other interested parties are urged to read the Business Combination Agreement in its entirety. The Business Combination Agreement has been filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about PERAC, Heramba, Holdco or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and to reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in PERAC’s public disclosures.

Heramba Sole Shareholder Written Consent

Concurrently with the execution and delivery of the Business Combination Agreement, Seller, as the sole shareholder of Heramba, delivered to PERAC a written consent pursuant to which, among other things, it approved the execution of the Business Combination Agreement and the Transaction Documents, and approved the transactions contemplated thereby.

Sponsor Support Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, PERAC, Heramba and the Sponsor executed the Sponsor Support Agreement, pursuant to which, among other things, the Sponsor (a) agreed to vote the Covered Shares (as defined therein) in favor of the Business Combination Agreement, the Business Combination and each of the Transaction Proposals, and against any action that would reasonably be expected to impede the completion of the Business Combination as described therein, (b) agreed not to transfer the Covered Shares except as set forth therein, (c) agreed not to redeem the Covered Shares in connection with the Business Combination, and (d) waived certain anti-dilution rights with respect to certain of the Covered Shares.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Registration Rights Agreement

In connection with the Closing, Holdco and certain holders of Holdco securities upon the Closing will enter into the Registration Rights Agreement, pursuant to which, among other things, Holdco will agree to provide such holders with customary demand and piggyback registration rights with respect to the Registrable Securities (as defined therein).

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit C-1 to the Business Combination Agreement filed as Exhibit 2.1 hereto and incorporated by reference herein.

Lock-Up Agreement

In connection with the Closing, Holdco and certain holders of Holdco securities upon the Closing, including the Sponsor, certain PERAC directors and executive officers and certain Heramba shareholders holding greater than 5% of the outstanding Irish Holdco Ordinary Shares upon the Closing, will enter into the Lock-Up Agreement, pursuant to which, among other things, each of such holders will agree to not effect any sale or distribution of the Lock-Up Securities (as defined therein), subject to certain customary exceptions set forth in the Lock-Up Agreement, until the earliest of: (i) the twelve month anniversary of the Closing Date, (ii) such time that the trading price of the Irish Holdco Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 calendar days after the Closing Date, and (iii) such date on which Holdco completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the Holdco’s shareholders having the right to exchange their Irish Holdco Ordinary Shares for cash, securities or other property.

The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is included as Exhibit C-2 to the Business Combination Agreement filed as Exhibit 2.1 hereto and incorporated by reference herein.

Important Information About the Business Combination and Where to Find It

This communication does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. In connection with the Business Combination, Heramba and PERAC, through Holdco, intend to file with the SEC the Registration Statement, which will contain a preliminary proxy statement/prospectus that will constitute (i) a proxy statement relating to the Business Combination in connection with PERAC’s solicitation of proxies for the vote by PERAC’s shareholders regarding the Business Combination and related matters, as will be described in the Registration Statement, and (ii) a prospectus relating to, among other things, the offer of the securities to be issued by Holdco in connection with the Business Combination. After the Registration Statement has been declared effective, PERAC will mail the definitive proxy statement/prospectus and other relevant documents to its shareholders as of the record date established for voting on the Business Combination. INVESTORS AND SECURITY HOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS, AND ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER RELATED DOCUMENTS FILED WITH THE SEC BY PERAC OR HOLDCO WHEN THEY BECOME AVAILABLE, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HERAMBA, PERAC, HOLDCO AND THE BUSINESS COMBINATION, INCLUDING WITH RESPECT TO THE PRO FORMA IMPLIED ENTERPRISE VALUE OF THE COMBINED COMPANY. Investors and security holders may obtain free copies of the Registration Statement, proxy statement/prospectus and any amendments or supplements thereto and other related documents filed with the SEC by PERAC or Holdco (in each case, when available) through the website maintained by the SEC at www.sec.gov. These documents (when available) can also be obtained free of charge from PERAC upon written request to PERAC at: Project Energy Reimagined Acquisition Corp., 1285 Camino Real, Suite 200, Menlo Park, California 94025.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY, NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE BUSINESS COMBINATION PURSUANT TO WHICH ANY SECURITIES ARE TO BE OFFERED OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements included in this communication that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or events that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding market opportunity, the completion of Heramba’s proposed acquisition of Kiepe Electric, and the consummation of the Business Combination and related transactions. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Heramba, PERAC and Holdco management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Heramba, PERAC and Holdco. These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company, the expected benefits of the Business Combination or that the approval of the shareholders of PERAC is not obtained, that redemptions by shareholders of PERAC reduce the funds in trust or available to the combined company following the Business Combination, any of the other conditions to closing are not satisfied or that events or other circumstances give rise to the termination of the Business Combination Agreement; (iii) changes to the structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining the necessary regulatory approvals; (iv) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (v) the risk that the Business Combination disrupts current plans and operations of Heramba as a result of the announcement and consummation of the Business Combination; (vi) failure to realize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (vii) costs related to the Business Combination; (viii) changes in applicable law or regulations; (ix) the outcome of any legal proceedings that may be instituted against Heramba, PERAC or Holdco; (x) the effects of competition on Heramba’s future business; (xi) the ability of PERAC, Heramba or Holdco to issue equity or equity-linked securities or obtain debt financing in connection with the Business Combination or in the future; (xii) the enforceability of Heramba’s intellectual property rights, including its copyrights, patents, trademarks and trade secrets, and the potential infringement on the intellectual property rights of others; and (xiii) those factors discussed under the heading “Risk Factors” in PERAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on April 7, 2023, and any subsequent Quarterly Reports on Form 10-Q, and other documents filed, or to be filed, by PERAC and/or Holdco, with the SEC. If any of these risks materialize or the assumptions of Heramba, PERAC and Holdco management prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of Heramba, PERAC nor Holdco presently know or that Heramba, PERAC or Holdco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Heramba’s, PERAC’s or Holdco’s expectations, plans or forecasts of future events and views as of the date of this communication. Heramba, PERAC and Holdco anticipate that subsequent events and developments may cause Heramba’s, PERAC’s or Holdco’s assessments to change. However, while Heramba, PERAC and Holdco may elect to update these forward-looking statements at some point in the future, Heramba, PERAC and Holdco specifically disclaim any obligation to do so. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Participants in the Solicitation

Heramba, PERAC and Holdco and their respective directors and certain of their respective executive officers, other members of management and employees, under SEC rules, may be considered participants in the solicitation of proxies with respect to the Business Combination. Information about the directors and executive officers of PERAC is included in PERAC’s Annual Report on Form 10-K, filed with the SEC on April 7, 2023, which is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the participants in the proxy solicitation and a description of their direct interests, by security holdings or otherwise, will be set forth in the Registration Statement, and the proxy statement/prospectus included therein, and other related materials to be filed with the SEC regarding the Business Combination by PERAC or Holdco. Shareholders, potential investors and other interested persons should read the Registration Statement, proxy statement/prospectus and any amendments or supplements thereto and other related documents filed with the SEC by PERAC or Holdco (in each case, when available) carefully before making any voting or investment decisions. These documents, when available, can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to sell or exchange, or the solicitation of an offer to sell, exchange, buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or pursuant to an exemption from the Securities Act, and otherwise in accordance with applicable law.

No Assurances

There can be no assurance that the Business Combination will be completed, nor can there be any assurance, if the Business Combination is completed, that the potential benefits of the Business Combination will be realized.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1†	Business Combination Agreement, dated October 2, 2023, by and among Project Energy Reimagined Acquisition Corp., Heramba Electric plc, Heramba Merger Corp., Heramba Limited and Heramba GmbH
10.1	Sponsor Support Agreement, dated October 2, 2023, by and among Project Energy Reimagined Acquisition Corp., Heramba GmbH and Smilodon Capital, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROJECT ENERGY REIMAGINED ACQUISITION CORP.

By:	/s/ Srinath Narayanan
	Name:	Srinath Narayanan
	Title:	Chief Executive Officer

Date: October 5, 2023